Long-term investments	12 Months Ended
Dec. 31, 2017
Schedule of Investments [Abstract]
Long-term investments
7. Long-term investments

The Group’s long-term investments consist of equity method investments, cost method equity investments and other long-term investments in certain financial products.

Equity method investments

In December 2016, Nanjing Zhongshan Financial Leasing Co., Ltd. (“Zhongshan”) was established and the Group invested RMB42.5 million for 25% of equity interest in Zhongshan. This investment was accounted for as an equity-method investment due to the significant influence the Group has over the operating and financial policies of Zhongshan as the Group has one of the five board seats of Zhongshan. Nil gain or loss was recognized for the years ended December 31, 2016 and 2017 from this investment as Zhongshan had no significant operating activities during the years.

Cost method equity investments

Cost method is used for investments where the Group does not have the ability to exercise significant influence over the investees. The carrying value of cost method investments was RMB16,264 and RMB47,568 as of December 31, 2016 and 2017, respectively.

Other long-term investments

During 2017, The Group made several investments in financial products with maturities over one year. The Group classified these investments in other long-term investments and the carrying value of such investments was RMB394,923 as of December 31, 2017.

No impairment loss was recognized for long-term investments for the year ended December 31, 2015, 2016 and 2017.